As filed with the Securities and Exchange Commission on October 5, 2021

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Portman Ridge Finance Corporation

(Exact Name of Registrant as Specified in Charter)

650 Madison Avenue

23rd Floor

New York, NY 10022

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 891-2880

(Area Code and Telephone Number)

Edward Goldthorpe

Portman Ridge Finance Corporation

650 Madison Avenue

23rd Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Harry S. Pangas

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Note(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
4.875% Notes due 2026	$108,000,000	100%	$108,000,000	$10,111.60(1)

(1)	Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rule 457(f) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated October 5, 2021

PRELIMINARY PROSPECTUS

Offer to Exchange

$108,000,000 aggregate principal amount of 4.875% Notes due 2026

For

$108,000,000 aggregate principal amount of 4.875% Notes due 2026 registered under the Securities Act of 1933, as amended

Portman Ridge Finance Corporation (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 4.875% Notes due 2026 (the “Restricted Notes”) that were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on April 30, 2021 and June 23, 2021, for an equal aggregate principal amount of its new 4.875% Notes due 2026 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on                 , 2021, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 11 of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Restricted Notes where such Restricted Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. Broker-dealers who acquired Restricted Notes directly from us in the initial offering of the Restricted Notes must, in the absence of an exemption, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resales and cannot rely on the position of the staff enunciated in Exxon Capital Holdings Corp., SEC no-action letter (publicly available May 13, 1988).

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2021

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written request at:

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, NY 10022

Attention: Secretary

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on                 , 2021.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time,

i

may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 15 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Unless otherwise noted, the terms “we,” “us,” “our” and “Company” refer to Portman Ridge Finance Corporation and its consolidated subsidiaries.

We are an externally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Sierra Crest Investment Management LLC (the “Adviser”) is an affiliate of BC Partners LLP (“BC Partners”). Subject to the overall supervision of the Company’s Board of Directors (the “Board”), the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

We originate, structure, and invest in secured term loans, bonds or notes and mezzanine debt primarily in privately-held middle market companies but may also invest in other investments such as loans to publicly-traded companies, high-yield bonds, and distressed debt securities (collectively the “Debt Securities Portfolio”). We also invest in joint ventures and debt and subordinated securities issued by collateralized loan obligation funds (“CLO Fund Securities”). In addition, from time to time we may invest in the equity securities of privately held middle market companies and may also receive warrants or options to purchase common stock in connection with our debt investments.

In our Debt Securities Portfolio, our investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. The first lien term loans may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and/or mezzanine debt (“Junior Debt”). Unitranche loans will expose us to the risks associated with first lien loans and Junior Debt. While there is no specific collateral associated with senior unsecured debt, such positions are senior in payment priority over subordinated debt investments. The investments in our Debt Securities Portfolio are all or predominantly below investment grade, and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Our investments in CLO Fund Securities are primarily managed by our formerly wholly-owned asset management subsidiaries Trimaran Advisors and Trimaran Advisors Management, L.L.C. From time-to-time we have also made investments in CLO Fund Securities managed by other asset managers. Our collateralized loan obligation funds (“CLO Funds”) typically invest in broadly syndicated loans, high-yield bonds and other credit instruments.

Our portfolio may include “covenant-lite” loans which generally refer to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code and intend to operate in a manner to maintain our RIC status. As a RIC, we intend to distribute to our stockholders substantially all of our net ordinary taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each year. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$108,000,000 aggregate principal amount of 4.875% Notes due 2026.

The terms of our Exchange Notes that have been registered with the SEC under the 1933 Act are substantially identical to those of our outstanding 4.875% Notes due 2026 (the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on April 30, 2021 and June 23, 2021, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$108,000,000 aggregate principal amount of 4.875% Notes due 2026, which were issued in private placements on April 30, 2021 and June 23, 2021.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreements that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , 2021. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements	In connection with the private placements of the Restricted Notes, we entered into registration rights agreements with the purchasers of the Restricted Notes.

Under the registration rights agreements, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default no later than the 180th day after the initial issuance of the Restricted Notes (or if such 180th day is not a business day, the next succeeding business day);

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 270 days after the initial issuance of the Restricted Notes (or if such 270th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the registration rights agreements (“Registration Default”), the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

Copies of the registration rights agreements are incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1) you are acquiring the Exchange Notes in the ordinary course of your business;

(2) you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3) you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4) you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2021, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Portman Ridge Finance Corporation

Notes Offered	$108,000,000 aggregate principal amount of 4.875% Notes due 2026.

Maturity Date	The Exchange Notes will mature on April 30, 2026.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of June 30, 2021, our total consolidated indebtedness was approximately $370.0 million, $230.5 million of which was secured, and $230.5 million of which was indebtedness of our subsidiaries.

Interest and Payment Dates	The Notes bear cash interest from April 30, 2021, at an annual rate of 4.875% payable on April 30 and October 30 of each year, beginning on October 30, 2021. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through October 30, 2025 (the date falling six months prior to the maturity date of the Notes) (“Par Call Date”)) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to

100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Any of the risks and uncertainties discussed below and in the documents referred to above could be exacerbated by the effects of the ongoing COVID-19 pandemic.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of June 30, 2021, our total consolidated indebtedness was approximately $370.0 million, $230.5 million of which was secured, and $230.5 million of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of June 30, 2021, approximately $230.5 million of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are subject to periodic review by independent credit rating agencies. Such ratings are limited in scope and do not address all material risks relating to an investment in the Exchange Notes, but rather reflect only the view of each rating agency at the time the rating is issued. An explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including preferred stock or subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Relating to Debt Financing—Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	the impact of the COVID-19 pandemic on our business and our portfolio companies, including our and their ability to access capital and liquidity;

•	the return or impact of current and future investments;

•	our contractual arrangements and other relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•

our ability to operate as a business development company and a regulated investment company, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•	our ability to recover unrealized losses;

•	market conditions and our ability to access additional capital; and

•	the timing, form and amount of any dividend distributions.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s subsequent Quarterly Reports on Form 10-Q. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $108,000,000 aggregate principal amount of the Restricted Notes in a transactions not requiring registration under the 1933 Act on April 30, 2021 and June 23, 2021. The Restricted Notes were issued, and the Exchange Notes will be issued, pursuant to a base indenture dated as of October 10, 2012 (the “Base Indenture”), and the third supplemental indenture, dated as of April 30, 2021, to the Base Indenture (the “Third Supplemented Indenture”) between us and U.S. Bank National Association, as the Trustee. In connection with such issuances, we entered into registration rights agreements, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the registration rights agreements, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default no later than the 180th day after the initial issuance of the Restricted Notes (or if such 180th day is not a business day, the next succeeding business day);

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 270 days after the initial issuance of the Restricted Notes (or if such 270th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. Copies of the registration rights agreements has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the registration rights agreements. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $108,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder promptly after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on                     , 2021, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we will give oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

to delay accepting any Restricted Notes or, if any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•

to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies. To the extent we materially amend the terms of the exchange offer, we will extend the tender offer by an additional five business days.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender an Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, promptly after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00

p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreements, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

5:00 p.m. New York City Time on the Expiration Date:

U.S. Bank National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $460,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Base Indenture and the Third Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Notes will mature on April 30, 2026, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at the rate of 4.875% per annum from April 30, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on each April 30 and October 30, commencing October 30, 2021 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding April 15 and October 15 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the Restricted Notes initially in an aggregate principal amount of $108.0 million. The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed (through the Par Call Date for the Notes) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points.

Notwithstanding the foregoing, at any time on or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes to be redeemed not less than 15 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the Trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the applicable Par Call Date, if applicable) to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Par Call Date” means October 30, 2025, which is the date that is six months prior to the maturity date of the Notes.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of any four primary U.S. government securities dealers selected by us.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by the Rating Agency on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by the Rating Agency); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of

Control Repurchase Event hereunder) if the Rating Agency making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Portman Ridge Finance Corporation and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Egan-Jones” means Egan-Jones Ratings company or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Egan-Jones (or its equivalent under any successor rating categories of Egan-Jones) (or, in each case the equivalent investment grade credit rating from any Rating Agency selected by us as a Rating Agency).

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) Egan-Jones; and

(2) if Egan-Jones ceases to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Portman Ridge Finance Corporation or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and registration rights agreements to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

We agree that for the period of time during which the Notes are outstanding, we will not pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including preferred stock or subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would not cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1) default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3) default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4) default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Portman Ridge Finance Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities has an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6) certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank National Association is the Trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as the Notes are held in global form, DTC (or its nominee) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of DTC and indirect participants must rely on the procedures of DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The information in the Consolidated Financial Highlights to our audited consolidated financial statements appearing in our most recent Annual Report on Form 10-K and the information in the Consolidated Financial Highlights to our unaudited consolidated financial statements appearing in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part 1, Item 2 of the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2021.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 is incorporated into this prospectus by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of each of the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 can be found under “Note 7. Borrowings—Senior Securities” in the independent auditors report in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated by reference into this prospectus. [The report of KPMG LLP on the Senior Securities table as of December 31, 2020 and 2019, is included in their audit report on the Company’s consolidated financial statements, which is incorporated by reference herein. Ernst & Young LLP’s report on the senior securities table as of December 31, 2018, 2017 and 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.]

Information about our senior securities as of June 30, 2021 can be found under “Item 1.—Note 6. Borrowings—Senior Securities” in our Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2021 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Directors of the Company (the “Board”) approved the valuation of the Company’s investment portfolio, as of June 30, 2021 at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

PORTMAN RIDGE FINANCE CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2021

Debt Securities Portfolio

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets
1A Smart Start LLC 500 E Dallas Rd #100, Grapevine, TX 76051 Consumer goods: Non-durable	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.8% Cash, 3 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 8/27	10/28/2020	$2,084,276	$1,847,113	$2,089,487	0.8%

Advantage Capital Holdings LLC 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(21)	Senior Secured Loan — Delayed Draw Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	2,852,556	2,852,556	2,885,360	1.1%

Advantage Capital Holdings LLC 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	2,520,115	2,520,115	2,549,096	0.9%

AIS Holdco, LLC 415 Bedford Road - Suite 102 Pleasantville NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 5.2% Cash, 3 Month Libor (0.19%) + 5.00%, Due 8/25	10/28/2020	2,528,268	2,081,132	2,468,601	0.9%

AMCP Pet Holdings, Inc. 801 Crescent Center Drive Franklin, TN 37067 Beverage, Food and Tobacco	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 1.0% Cash, Due 10/26	12/9/2020	—	(18,142)	(5,000)	0.0%

AMCP Pet Holdings, Inc. 801 Crescent Center Drive Franklin, TN 37067 Beverage, Food and Tobacco	(8)(13)(14)(21)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 6 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 10/26	12/9/2020	4,975,000	4,884,746	4,950,125	1.8%

AMCP Pet Holdings, Inc. 801 Crescent Center Drive Franklin, TN 37067 Beverage, Food and Tobacco	(8)(13)(21)(23)	Senior Secured Loan — Revolving Loan 7.3% Cash, Due 10/26	12/9/2020	250,000	231,746	245,000	0.1%

Analogic Corporation 38281 Industrial Park Road, Lisbon, OH 44432 Electronics	(8)(13)(14)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 6/23	10/28/2020	—	—	(7,078)	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Analogic Corporation 38281 Industrial Park Road, Lisbon, OH 44432 Electronics	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 6.3% Cash, 1 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 6/24	10/28/2020	3,537,852	3,152,028	3,414,027	1.3%

Ancile Solutions, INC. 6085 Marshalee Drive Suite 300, Elkridge, MD 21075 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 3.0% PIK, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 6/26	6/11/2021	7,000,000	6,792,300	6,790,000	2.5%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(14)	Senior Secured Loan — Term Loan 7.8% Cash, 2.8% PIK, 3 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 9/24	3/31/2021	857,613	756,720	827,682	0.3%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 9/24	9/9/2019	3,299,408	3,221,862	3,184,259	1.2%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(21)(23)	Senior Secured Loan — Revolving Loan 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 9/24	9/9/2019	208,333	181,711	170,525	0.1%

Athos Merger Sub LLC 2821 Northrup Way, Suite 275 Bellevue, WA 98004 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.10%) + 5.00%, Due 7/26	10/28/2020	1,322,375	1,153,483	1,322,375	0.5%

Back Porch International, Inc. 6405 SW Rosewood St, Ste C., Lake Oswego, OR 97035 High Tech Industries	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan 12.5% Cash, 1.0% PIK, 1 Month Libor (2.25%) + 10.25%; Libor Floor 2.25%, Due 3/24	6/9/2021	5,815,855	5,432,830	5,815,855	2.2%
BJ Services, LLC 520 US-22, Bridgewater Township, NJ 08807 Energy: Oil & Gas	(8)(13)(14)	Senior Secured Loan — First Out Term Loan 8.5% Cash, 3 Month Libor (1.50%) + 7.00%; Libor Floor 1.50%, Due 1/23	10/28/2020	2,213,311	2,181,033	2,213,311	0.8%

BMC Acquisition, Inc. 11211 FM 2920 Rd. Tomball, TX 77375 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.3% Cash, 6 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 12/24	1/2/2018	2,895,000	2,894,145	2,895,000	1.1%

Bristol Hospice 12404 Park Central Drive, Suite 400S Dallas, TX, 75251 Healthcare & Pharmaceuticals	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 1.0% Cash, Due 12/26	12/22/2020	—	(7,503)	(2,055)	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Bristol Hospice 12404 Park Central Drive, Suite 400S Dallas, TX, 75251 Healthcare & Pharmaceuticals	(8)(13)(14)(21)	Senior Secured Loan — Unitranche 6.3% Cash, 1 Month Libor (1.00%) + 5.25%; Libor Floor 1.00%, Due 12/26	12/22/2020	2,167,192	2,127,626	2,161,774	0.8%

C.P. Converters, Inc. 206 North 2100 West, Ste 202, Salt Lake City, UT 84116 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan — Seventh Amendment Acquisition Loan 7.5% Cash, 3 Month Libor (1.00%) + 6.50%; Libor Floor 1.00%, Due 6/23	6/26/2020	2,925,000	2,876,765	2,925,000	1.1%

Carestream Health, Inc. 15 Grumbacher Rd, York, PA 17406 Healthcare & Pharmaceuticals	(8)(14)	Junior Secured Loan — 2023 Extended Term Loan (Second Lien) 5.5% Cash, 9.0% PIK, 6 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 8/23	5/8/2020	1,695,718	1,554,170	1,665,339	0.6%

Centric Brands Inc. 150 Verona Street, Rochester, NY 14608 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(14)	Senior Secured Loan — Term Loan 10.0% PIK, Due 10/25	10/28/2020	8,405,426	6,870,868	7,791,830	2.9%

Centric Brands Inc. 150 Verona Street, Rochester, NY 14608 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(14)(23)	Senior Secured Loan — Revolver 6.5% Cash, 6 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	377,160	317,055	377,160	0.1%

Child Development Schools, Inc. 350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118 Services: Consumer	(8)(13)(14)	Senior Secured Loan — Term Loan 5.3% Cash, 3 Month Libor (1.00%) + 4.25%; Libor Floor 1.00%, Due 5/23	6/6/2018	3,840,200	3,836,548	3,835,592	1.4%

Circustrix Holdings, LLC 4055 Valley View Ln Ste 400 Dallas, TX 75244 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Term Loan 6.5% Cash, 2.5% PIK, 1 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 7/23	1/29/2021	576,652	576,652	576,652	0.2%

Circustrix Holdings, LLC 4055 Valley View Ln Ste 400 Dallas, TX 75244 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(23)	Senior Secured Loan — Delayed Draw Term Loan 6.5% Cash, 2.5% PIK, Due 7/23	1/11/2021	465,404	465,404	465,404	0.2%

Circustrix Holdings, LLC 4055 Valley View Ln Ste 400 Dallas, TX 75244 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 6.5% Cash, 2.5% PIK, 1 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 1/22	10/28/2020	6,583,331	4,729,000	5,547,115	2.1%

Coastal Screen and Rail, LLC 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(8)(13)(23)	Senior Secured Loan — Revolver 8.2% Cash, 3 Month Libor (0.15%) + 8.00%, Due 7/22	6/9/2021	100,000	93,745	100,000	0.0%

Coastal Screen and Rail, LLC 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(8)(13)(24)	Senior Secured Loan —First Lien Term Loan 10.5% Cash, 1.5% PIK, Due 1/23	6/9/2021	7,079,184	6,612,621	7,079,184	2.6%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Convergeone Holdings Corp. 2711 Centerville Road, Suite 400, Wilmington, DE 19808 Electronics	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.10%) + 5.00%, Due 1/26	10/28/2020	2,156,993	1,773,926	2,137,871	0.8%

Datalink, LLC 14055 Riveredge Dr Ste 600, Tampa, FL 33637 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 11/26	11/23/2020	2,900,625	2,828,603	2,900,625	1.1%

Datalink, LLC 14055 Riveredge Dr Ste 600, Tampa, FL 33637 Healthcare & Pharmaceuticals	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan (First Lien) 1.0% Cash, Due 11/26	11/23/2020	—	(12,988)	—	0.0%

DCert Buyer, Inc. 131 Griffin Way, Mount Washington, KY 40047 High Tech Industries	(8)(14)	Senior Secured Loan — Term Loan (Second Lien) 7.1% Cash, 1 Month Libor (0.10%) + 7.00%, Due 2/29	3/16/2021	5,400,000	5,386,572	5,463,018	2.0%

Deliver Buyer, Inc. Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands Capital Equipment	(8)(13)(14)	Senior Secured Loan — Incremental Term Loan (First Lien) 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 5/24	7/1/2020	4,743,852	4,687,831	4,714,440	1.8%

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(3)(13)	Senior Secured Loan — EUR Term Loan A 5.0% PIK, Due 7/25	5/11/2020	261,136	282,691	270,971	0.1%

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(8)(13)	Senior Secured Loan — Senior Term Loan A 5.0% PIK, Due 5/25	5/29/2020	1,504,629	1,156,047	1,166,088	0.4%

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(5)(8)(13)	Senior Secured Loan — Senior Term Loan B 7.0% PIK, Due 5/25	5/29/2020	1,537,702	1,189,120	422,868	0.2%

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM , Netherlands High Tech Industries	(8)(13)	Senior Secured Loan — Super Senior Term Loan B 2.0% Cash, 7.0% PIK, Due 5/25	5/29/2020	1,011,807	997,460	1,001,689	0.4%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan (First Lien) 4.4% Cash, 1 Month Libor (0.10%) + 4.25%, Due 7/25	6/27/2019	826,486	826,486	818,882	0.3%

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(21)	Senior Secured Loan — 2020 Term Loan (First Lien) 4.6% Cash, 1 Month Libor (0.10%) + 4.50%, Due 7/25	2/14/2020	987,500	983,809	987,105	0.4%

Electronics for Imaging, Inc. 6750 Dumbarton Circle Fremont, CA 94555 Electronics	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.1% Cash, 1 Month Libor (0.10%) + 5.00%, Due 7/26	10/28/2020	2,170,716	1,679,041	2,074,238	0.8%

ELO Touch Solutions, Inc. 670 N. McCarthy Blvd. Milpitas, CA 95035 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan 6.6% Cash, 1 Month Libor (0.10%) + 6.50%, Due 12/25	10/28/2020	2,526,621	2,186,960	2,535,048	0.9%

Emtec, Inc. 555 East Lancaster Ave., Suite 510 Radnor, PA 19087 Services: Business	(8)(13)	Senior Secured Loan — First Lien Term Loan A 10.0% Cash, 1 Month Libor (1.50%) + 8.50%; Libor Floor 1.50%, Due 8/21	10/28/2020	2,395,175	2,330,488	2,394,216	0.9%

Emtec, Inc. 555 East Lancaster Ave., Suite 510 Radnor, PA 19087 Services: Business	(5)(8)(13)	Senior Secured Loan — First Lien Term Loan B 10.3% PIK, Due 8/21	10/28/2020	1,825,309	1,635,531	1,796,652	0.7%

Energy Acquisition Lp One City Place Drive Suite 450 St Louis, MO 63141 Electronics	(14)	Senior Secured Loan — First Lien Term Loan 4.4% Cash, 1 Month Libor (0.10%) + 4.25%, Due 6/25	10/28/2020	4,796,795	3,970,438	4,748,827	1.8%

Evergreen North America Acquisition, LLC 704-C Old Undewood Rd. La Porte, Texas 77571 Environmental Industries	(8)(13)(14)	Senior Secured Loan — Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 6/22	6/21/2016	943,276	944,231	943,276	0.4%

Firstlight Holdco Inc. 491 Lisbon Street Lewistown, ME 04240 Telecommunications	(8)(13)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.6% Cash, 1 Month Libor (0.10%) + 7.50%, Due 7/26	12/18/2019	400,000	365,390	400,000	0.1%

Geo Parent Corporation 420 Lexington Ave., Suite 1718 New York, NY 10170 Media: Advertising, Printing & Publishing	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.4% Cash, 1 Month Libor (0.10%) + 5.25%, Due 12/25	10/28/2020	3,273,268	2,861,819	3,273,268	1.2%

Global Integrated Flooring Systems Inc. 9000 Regency Parkway Suite 400, Cary, NC 27518 Consumer goods: Durable	(8)(13)(23)	Senior Secured Loan — Revolver 0.8% Cash, Due 2/23	10/28/2020	—	—	(18,257)	0.0%

Global Integrated Flooring Systems Inc. 9000 Regency Parkway Suite 400, Cary, NC 27518 Consumer goods: Durable	(8)(13)	Senior Secured Loan — First Lien Term Loan 9.5% Cash, 3 Month Libor (1.25%) + 8.25%; Libor Floor 1.25%, Due 2/23	10/28/2020	6,300,000	4,566,855	3,616,200	1.3%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Global Tel*Link Corporation 3700 32nd Street SE Grand Rapids, MI 49512 Telecommunications	(8)(13)(14)	Junior Secured Loan — Loan (Second Lien) 8.4% Cash, 1 Month Libor (0.10%) + 8.25%, Due 11/26	5/21/2013	1,500,000	1,482,608	1,278,900	0.5%

GNC Holdings, LLC 300 Sixth Avenue, Pittsburgh, PA 15222 Beverage, Food and Tobacco	(8)	Junior Secured Loan — Term Loan (Second Lien) 6.2% PIK, Due 10/26	6/9/2021	1,686,629	1,119,019	1,526,399	0.6%

Gruden Acquisition, Inc. 12021 Sunset Hills Road, Suite 100, Reston, VA 20190 Transportation: Cargo	(8)(14)	Senior Secured Loan — First Lien Term Loan 7.8% Cash, PRIME (3.25%) + 4.50%, Due 8/22	10/28/2020	2,401,608	2,164,194	2,404,610	0.9%

Grupo HIMA San Pablo, Inc. 601 Lexington Avenue Suite 53 New York, NY 10022 Healthcare & Pharmaceuticals	(5)(8)(13)(14)	Senior Secured Loan — Term B Loan (First Lien) 10.5% Cash, 3 Month Libor (1.50%) + 9.00%; Libor Floor 1.50%, Due 1/18	1/30/2013	2,702,232	2,702,232	1,655,658	0.6%

Grupo HIMA San Pablo, Inc. 601 Lexington Avenue Suite 53 New York, NY 10022 Healthcare & Pharmaceuticals	(5)(8)(13)	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	1/30/2013	7,191,667	7,191,667	55,376	0.0%

H-CA II, LLC P.O. Box 4980 Caguas, PR 00726 Healthcare & Pharmaceuticals	(8)(13)	Senior Secured Loan — Term Loan 19.0% Cash, Due 2/24	2/16/2021	2,000,000	2,000,000	2,000,000	0.7%

HDC/HW Intermediate Holdings, LLC 620 Division Street, Elizabeth, NJ 07207 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Revolver 8.5% Cash, 3 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 12/23	10/28/2020	669,722	579,807	632,888	0.2%

HDC/HW Intermediate Holdings, LLC 620 Division Street, Elizabeth, NJ 07207 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 8.5% Cash, 3 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 12/23	10/28/2020	6,563,278	5,682,116	6,202,298	2.3%

Helix Acquisition Holdings, Inc. 211 Wacker Dr., Suite 900E Chicago, IL 60606 Metals & Mining	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 8.2% Cash, 3 Month Libor (0.15%) + 8.00%, Due 9/25	12/18/2019	1,400,000	1,238,084	1,348,662	0.5%

Hoffmaster Group, Inc. 9501 Technology Boulevard, Suite 401, Rosemont, IL 60018 Forest Products & Paper	(8)(13)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.5% Cash, 3 Month Libor (1.00%) + 9.50%; Libor Floor 1.00%, Due 11/24	5/6/2014	1,600,000	1,579,613	1,352,000	0.5%

Idera, Inc. 2950 North Loop Freeway West, Suite 700, Houston, TX 77042 High Tech Industries	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 7.5% Cash, 6 Month Libor (0.75%) + 6.75%; Libor Floor 0.75%, Due 2/29	4/29/2021	6,000,000	5,940,915	5,940,000	2.2%

Infobase Holdings, Inc. 1801 Russellville Rd. Bowling Green, KY 42101 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 12/22	12/13/2017	1,837,500	1,831,451	1,837,500	0.7%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Infobase Holdings, Inc. 1801 Russellville Rd. Bowling Green, KY 42101 High Tech Industries	(8)(13)(14)	Senior Secured Loan — Term Loan (add on) 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 12/22	12/13/2017	1,948,120	1,941,707	1,948,120	0.7%

Intermedia Holdings, Inc. 132 West 31st Street New York, NY 10001 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 7.0% Cash, 1 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 7/25	10/28/2020	2,681,686	2,374,755	2,681,686	1.0%

Janus International Group, LLC 132 West 31st Street New York, NY 10001 Construction & Building	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 4.3% Cash, 3 Month Libor (1.00%) + 3.25%; Libor Floor 1.00%, Due 2/25	10/28/2020	1,974,929	1,717,673	1,974,929	0.7%

Keeco, LLC 702 King Farm Boulevard, Suite 400 Rockville, MD 20850 Consumer goods: Durable	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan A 9.5% Cash, 0.8% PIK, 1 Month Libor (1.75%) + 7.75%; Libor Floor 1.75%, Due 3/24	10/28/2020	5,504,452	4,614,948	5,347,576	2.0%

Lifescan Global Corporation 825 East Middlefield Road, Mountain View, CA 94043 Healthcare & Pharmaceuticals	(8)(14)	Senior Secured Loan — First Lien Term Loan A 6.2% Cash, 3 Month Libor (0.20%) + 6.00%, Due 10/24	10/28/2020	3,167,755	2,692,247	3,145,121	1.2%

Location Services Holdings, LLC 135 Janus International Blvd. Temple, GA 30179 Services: Business	(8)(13)(14)(21)(23)	Senior Secured Loan — Revolving Credit 7.8% Cash, 1 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 5/21	11/7/2019	2,291,667	2,282,155	2,230,917	0.8%

Luminii LLC 30736 Wiegman Road Hayward, CA 94544 Construction & Building	(8)(13)(14)(23)	Senior Secured Loan — Revolver 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/23	10/28/2020	343,473	309,620	329,717	0.1%

Luminii LLC 30736 Wiegman Road Hayward, CA 94544 Construction & Building	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan B 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/23	10/28/2020	7,098,610	6,398,971	6,909,077	2.6%

Mag Ds Corp. 3923 Ranchero Drive Ann Arbor, MI 48108 Aerospace and Defense	(8)(13)(14)(21)	Senior Secured Loan — First Lien Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 4/27	10/28/2020	3,970,000	3,362,916	3,846,136	1.4%

Maxor National Pharmacy Services, LLC 7777 N. Merrimac Avenue Niles, IL 60714 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 11/23	10/28/2020	8,098,134	7,238,281	8,098,134	3.0%

Maxor National Pharmacy Services, LLC 7777 N. Merrimac Avenue Niles, IL 60714 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan — Revolver 0.5% Cash, Due 11/22	10/28/2020	—	—	—	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Ministry Brands, LLC 12730 Fair Lakes Circle, Suite 600, Fairfax, VA 22033 Electronics	(8)(13)(14)	Junior Secured Loan — April 2018 Incremental Term Loan (Second Lien) 9.0% Cash, 3 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 6/23	12/18/2019	6,000,000	5,646,424	5,838,600	2.2%

Mother’s Market & Kitchen, Inc. 320 S. Polk St., Suite 100 Amarillo, TX 79101 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.8% Cash, 3 Month Libor (1.25%) + 5.50%; Libor Floor 1.25%, Due 7/23	10/28/2020	6,584,476	5,909,461	6,584,476	2.5%

MSM Acquisitions, Inc. 401 City Avenue Bala Cynwyd, PA 19004 Services: Business	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan (First Lien) 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 6/22	12/31/2020	2,930,103	2,934,888	2,897,286	1.1%

MSM Acquisitions, Inc. 401 City Avenue Bala Cynwyd, PA 19004 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 1/26	12/31/2020	7,023,529	6,943,102	6,944,866	2.6%

Nasco Healthcare Inc. 16 Simulaids Drive Saugerties, NY 12477 USA Consumer goods: Non-durable	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 6.5% Cash, 3 Month Libor (1.00%) + 5.50%; Libor Floor 1.00%, Due 6/23	5/22/2020	4,288,015	3,754,315	4,195,823	1.6%

Navex Topco, Inc. 14488 Old Stage Rd,Lenoir City, TN 37772 Electronics	(8)(14)(18)(21)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.1% Cash, 1 Month Libor (0.10%) + 7.00%, Due 9/26	12/4/2018	7,700,000	7,264,405	7,533,180	2.8%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	459,558	414,423	449,310	0.2%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)(14)(23)	Senior Secured Loan — Revolver 8.0% Cash, 1 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	383,812	316,498	368,528	0.1%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	10/28/2020	5,025,116	4,532,141	4,913,056	1.8%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	3/1/2021	759,455	751,696	742,519	0.3%

Naviga Inc. 100 Kalmus Drive Costa Mesa, CA 92626 Services: Business	(8)(13)	Senior Secured Loan — Term Loan 8.0% Cash, 3 Month Libor (1.00%) + 7.00%; Libor Floor 1.00%, Due 12/22	3/1/2021	715,478	700,857	699,522	0.3%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Novetta Solutions, LLC 6000 Meadows Road, Suite 200, Lake Oswego, OR 97035 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan 6.0% Cash, 1 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 10/22	10/28/2020	1,933,499	1,742,229	1,935,916	0.7%

Northeast Metal Works LLC 410 John Downey Drive, New Britain, CT 06051 Metals & Mining	(8)(13)(18)	Senior Secured Loan — First Lien Term Loan 8.0% Cash, 2.0% PIK, Due 12/21	6/9/2021	13,931,318	11,810,914	12,259,560	4.6%

Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Incremental First Lien Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	1,532,033	1,359,032	1,532,033	0.6%

Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	2,535,121	2,244,309	2,535,121	0.9%

Orbit Purchaser LLC 7900 International Dr., Suite 800 Bloomington, MN 55425 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Delayed Draw Term Loan 5.5% Cash, 3 Month Libor (1.00%) + 4.50%; Libor Floor 1.00%, Due 10/24	10/28/2020	741,306	657,596	741,306	0.3%

One Stop Mailing LLC 601 Regency Drive, Glendale Heights, IL 60139 Transportation: Consumer	(8)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 1 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 4/27	5/7/2021	8,000,000	7,843,313	7,840,000	2.9%

Phoenix Guarantor Inc. 7921 Jones Branch Drive McLean, VA 22102 Healthcare & Pharmaceuticals	(8)(13)(14)	Junior Secured Loan — Term Loan Second Lien 9.3% Cash, 1 Month Libor (1.00%) + 8.25%; Libor Floor 1.00%, Due 3/27	12/18/2019	1,200,000	1,108,250	1,200,000	0.4%

Pinstripe Holdings, LLC 333 Thornall Street, 7th Floor Edison, NJ 08837 Services: Business	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 7.0% Cash, 1 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 1/25	1/17/2019	4,887,444	4,829,337	4,826,840	1.8%

Priority Holdings, LLC 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004 High Tech Industries	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.8% Cash, 6 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 4/27	4/21/2021	3,728,814	3,655,243	3,654,237	1.4%

Priority Holdings, LLC 2001 Westside Parkway, Suite 155 Alpharetta, GA 30004 High Tech Industries	(8)(13)(14)(23)	Senior Secured Loan — Delayed Draw Term Loan 2.9% Cash, Due 4/27	4/21/2021	—	—	—	0.0%

ProAir Holdings Corporation 3260 Eagle Park Dr., NE, #100, Grand Rapids, MI 49525 Capital Equipment	(8)(5)(13)	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, 2.0% PIK, Due 12/22	6/9/2021	7,776,701	3,560,102	3,402,307	1.3%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

PromptCare Companies, The 333 Thornall Street, 7th Floor Edison, NJ 08837 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Delayed Draw Term Loan 5.8% Cash, 1 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 12/25	2/20/2020	537,273	533,148	537,273	0.2%

PromptCare Companies, The 333 Thornall Street, 7th Floor Edison, NJ 08837 Healthcare & Pharmaceuticals	(8)(13)(14)(21)(23)	Senior Secured Loan — Second Delayed Draw Term Loan 5.8% Cash, 1 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 12/25	2/20/2020	443,978	441,886	443,978	0.2%

PromptCare Companies, The 333 Thornall Street, 7th Floor Edison, NJ 08837 Healthcare & Pharmaceuticals	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 5.8% Cash, 1 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 12/25	2/20/2020	3,850,455	3,820,893	3,850,455	1.4%

PSC Industrial Holdings Corp. 200 S Executive Drive, Suite 400, Brookfield, WI 53005 Environmental Industries	(8)(13)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 9.5% Cash, 1 Month Libor (1.00%) + 8.50%; Libor Floor 1.00%, Due 10/25	10/5/2017	3,000,000	2,966,750	2,852,400	1.1%

PVHC Holding Corp 41 Spring Street New Providence, NJ 07974 Containers, Packaging and Glass	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 5.8% Cash, 3 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 8/24	8/10/2018	2,800,800	2,793,546	2,584,298	1.0%

Q Holding Company (fka Lex Precision Corp) 41 Spring Street New Providence, NJ 07974 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 12/23	10/28/2020	2,366,959	1,983,516	2,314,413	0.9%

Qualtek USA, LLC 41 Spring Street New Providence, NJ 07974 High Tech Industries	(8)(14)	Senior Secured Loan — First Lien Term Loan 7.3% Cash, 3 Month Libor (1.00%) + 6.25%; Libor Floor 1.00%, Due 7/25	10/28/2020	5,585,386	4,572,328	5,552,796	2.1%

Redstone Holdco 2 LP 176 Middlesex Turnpike, Bedford, MA 01730 High Tech Industries	(8)	Junior Secured Loan — Term Loan (Second Lien) 8.5% Cash, 3 Month Libor (0.75%) + 7.75%; Libor Floor 0.75%, Due 4/29	4/16/2021	3,813,333	3,747,933	3,759,298	1.4%

Redstone Holdco 2 LP 176 Middlesex Turnpike, Bedford, MA 01730 High Tech Industries	(8)(23)	Junior Secured Loan — Second Delayed Draw Term Loan 1.0% Cash, Due 4/29	4/16/2021	—	(38,267)	(30,985)	0.0%

Radiology Partners, Inc 5711 Old Buncombe Road, Greenville, SC 29609 Healthcare & Pharmaceuticals	(8)(14)(21)	Senior Secured Loan — Term B Loan (First Lien) 4.3% Cash, 1 Month Libor (0.08%) + 4.25%, Due 7/25	3/24/2020	7,000,000	5,957,986	7,006,825	2.6%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Radius Aerospace, Inc. 32125 Solon Road, Suite 100 Solon, OH 44139 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.8% Cash, 3 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 3/25	6/27/2019	6,576,000	6,511,731	6,197,880	2.3%

Ravn Air Group, Inc. 600 First Avenue, Suite 600 King of Prussia, PA 19406 Aerospace and Defense	(5)(8)(13)	Senior Secured Loan — Initial Term Loan 6.0% Cash, 1 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 7/21	7/29/2015	1,015,351	247,543	225,306	0.1%

Ritedose Holdings I, Inc 717 N. Harwood St., Suite 2300 Dallas, TX 75201 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — Revolver 0.5% Cash, Due 9/23	10/28/2020	—	—	—	0.0%

Ritedose Holdings I, Inc 717 N. Harwood St., Suite 2300 Dallas, TX 75201 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.5% Cash, 3 Month Libor (1.00%) + 6.50%; Libor Floor 1.00%, Due 9/23	10/28/2020	7,140,845	6,397,663	7,140,845	2.7%

Robertshaw US Holding Corp. 5425 Wisconsin Avenue, Suite 200, Chevy Chase, MD 20815 Capital Equipment	(8)	Junior Secured Loan — Initial Term Loan (Second Lien) 9.0% Cash, 1 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 2/26	2/15/2018	3,000,000	2,982,481	2,612,505	1.0%

Roscoe Medical, Inc. 4700 Old International Airport Road, Anchorage, AK 99502 Healthcare & Pharmaceuticals	(8)(13)	Junior Secured Loan — Term Loan (Second Lien) 11.3% Cash, Due 3/21	3/26/2014	8,201,777	8,197,595	7,894,210	2.9%

Safe Fleet Holdings LLC One Technology Circle Columbia, SC 29203 Automotive	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 7.8% Cash, 6 Month Libor (1.00%) + 6.75%; Libor Floor 1.00%, Due 2/26	12/18/2019	700,000	631,458	686,350	0.3%

San Vicente Capital LLC One Technology Circle Columbia, SC 29203 Telecommunications	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 9.5% Cash, 3 Month Libor (1.50%) + 8.00%; Libor Floor 1.50%, Due 6/25	6/10/2020	2,970,000	2,934,866	2,970,000	1.1%

Shipston Group, U.S., Inc. 1222 Hamilton Parkway Itasca, IL 60143 Automotive	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 2.0% PIK, 1 Month Libor (1.25%) + 5.75%; Libor Floor 1.25%, Due 9/23	10/28/2020	6,306,754	5,369,402	6,117,551	2.3%

Smartronix, Inc, 21973 Commerce Parkway, Strongsville, OH 44149 Services: Business	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan 7.5% Cash, 3 Month Libor (1.50%) + 6.00%; Libor Floor 1.50%, Due 12/25	5/1/2020	8,499,730	8,307,396	8,435,982	3.1%

Software Luxembourg Acquisition S.a r.l. 300 Innovative Way, Suite 201, Nashua, NH 03062 Services: Business	(13)	Senior Secured Loan — Second Out Term Loan 8.5% Cash, 3 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 1/00	1/30/2015	1,800,000	1,622,542	1,620,000	0.6%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

South Street Securities Holdings, Inc 6800 East 163rd Street, Belton, MO 64012 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 9.0% Cash, 3 Month Libor (1.00%) + 8.00%; Libor Floor 1.00%, Due 3/26	3/24/2021	7,000,000	6,834,488	6,855,100	2.6%

South Street Securities Holdings, LLC 825 Third Avenue, 35th Floor, New York NY 10022 Banking, Finance, Insurance & Real Estate	(8)(13)	Senior Secured Loan — Promissory Note Due 7/21	6/30/2021	2,500,000	2,495,000	2,495,000	0.9%

Sundance Holdings Group, LLC 11726 San Vicente Blvd., Suite 300 Los Angeles, CA 90049 Retail	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 7.0% Cash, 3 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 5/24	10/28/2020	6,792,219	5,895,874	6,743,994	2.5%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan A 10.1% Cash, 1 Month Libor (0.10%) + 10.00%, Due 11/22	6/9/2021	3,518,750	3,212,112	3,423,744	1.3%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(24)	Senior Secured Loan — First Lien Term Loan B 12.0% Cash, 2.0% PIK, Due 11/22	6/9/2021	3,540,127	3,126,087	3,327,719	1.2%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(23)	Senior Secured Loan — Revolver 0.8% Cash, Due 11/21	6/9/2021	—	—	—	0.0%

Surge Hippodrome Holdings LLC 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)	Senior Secured Loan — Last Out Term Loan 13.5% Cash, 3 Month Libor (2.00%) + 11.50%; Libor Floor 2.00%, Due 8/24	6/9/2021	5,460,000	4,821,183	5,148,780	1.9%

Syncsort Incorporated 1 American Center, 3100 West End Avenue, Suite 150 Nashville, TN 37203 Services: Business	(8)(14)	Senior Secured Loan — First Lien Term Loan 5.0% Cash, 1 Month Libor (0.75%) + 4.25%; Libor Floor 0.75%, Due 3/28	3/19/2021	2,440,763	2,428,836	2,441,983	0.9%

Tailwind Randys, LLC 23540 Cottonwood Pkwy, California, MD 20619 Automotive	(8)(13)(14)	Senior Secured Loan — Initial Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 5/25	6/27/2019	4,900,000	4,843,462	4,918,620	1.8%

Tank Partners Equipment Holdings LLC 3865 W 2400 S West Valley City, UT 84120-7212 Energy: Oil & Gas	(5)(8)(13)	Senior Unsecured Bond — 10.00% —02/2022 — TankConvert 10.0% PIK, Due 2/22	2/15/2019	507,044	416,170	42,845	0.0%

TA/Weg Holdings, LLC 505 N. Highway 169, Suite 900, Plymouth, MN 55441 Banking, Finance, Insurance & Real Estate	(8)(13)(23)	Senior Secured Loan — Delayed Draw Term Loan 0.5% Cash, Due 12/25	6/3/2021	—	(49,152)	(100,000)	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Tex-Tech Industries, Inc. 247 Station Drive, Suite NE1 Westwood, MA 02090 Textiles and Leather	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, 0.5% PIK, 1 Month Libor (1.00%) + 10.00%; Libor Floor 1.00%, Due 8/24	8/24/2017	12,521,550	12,402,666	11,071,555	4.1%

The Edelman Financial Center, LLC 575 Fifth Avenue 14th Floor, New York NY 10017 Banking, Finance, Insurance & Real Estate	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 6.9% Cash, 1 Month Libor (0.10%) + 6.75%, Due 7/26	12/18/2019	300,000	275,082	302,282	0.1%

Theragenics Corp One City Center, 11th Floor, Portland, ME 04101 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 9.5% Cash, 3 Month Libor (1.00%) + 8.50%; Libor Floor 1.00%, Due 5/24	10/28/2020	7,643,935	6,691,536	7,465,831	2.8%

TLE Holdings, LLC 3916 Westpoint Blvd. Winston-Salem, NC 27103 Healthcare, Education and Childcare	(8)(13)(14)(21)	Senior Secured Loan — Initial Term Loan 7.0% Cash, 6 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 6/24	6/27/2019	5,602,279	5,586,603	5,542,895	2.1%

TLE Holdings, LLC 3916 Westpoint Blvd. Winston-Salem, NC 27103 Healthcare, Education and Childcare	(8)(13)(14)(21)(23)	Senior Secured Loan — Delayed Draw Term Loan 7.0% Cash, 6 Month Libor (1.00%) + 6.00%; Libor Floor 1.00%, Due 6/24	6/27/2019	739,107	738,077	731,253	0.3%

Travelport Finance (Luxembourg) S.A R.L. 5203 Bristol Industrial Way Buford, GA 30518 Services: Business	(3)(13)(14)	Senior Secured Loan — Term Loan 5.2% Cash, 3 Month Libor (0.20%) + 5.00%, Due 5/26	3/31/2021	—	100,742	—	0.0%

Triangle Home Fashions LLC 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Consumer goods: Durable	(8)(13)(14)(20)	Senior Secured Loan — First Lien Term Loan 6.8% Cash, 1 Month Libor (1.00%) + 5.75%; Libor Floor 1.00%, Due 3/23	10/28/2020	10,500,000	9,512,881	10,500,000	3.9%

Trident Technologies, LLC 21973 Commerce Parkway, Strongsville, OH 44149 Services: Business	(8)(13)(14)	Senior Secured Loan — First Lien Term Loan 7.5% Cash, 3 Month Libor (1.50%) + 6.00%; Libor Floor 1.50%, Due 12/25	5/10/2021	1,428,571	1,418,138	1,417,857	0.5%

TronAir Parent Inc. 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan — Initial Term Loan (First Lien) 5.8% Cash, 3 Month Libor (1.00%) + 4.75%; Libor Floor 1.00%, Due 9/23	9/30/2016	919,060	918,174	834,782	0.3%

TRSO I, Inc. 9 Nicholas Ct. Dayton, NJ 08810 Energy: Oil & Gas	(8)(13)(14)	Junior Secured Loan — Term Loan (Second Lien) 14.0% Cash, 1 Month Libor (1.00%) + 13.00%; Libor Floor 1.00%, Due 12/20	12/24/2012	700,000	700,006	700,000	0.3%

TRSO II, Inc. One Embarcadero Center, 39th Floor, San Francisco, CA 94111 Energy: Oil & Gas	(5)(8)(13)	Junior Secured Loan — Promissory Note 1.7% PIK, Due 1/25	1/24/2020	72,236	72,236	—	0.0%

Portfolio Company / Principal Business		Investment Interest Rate¹ /Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]	% of Net Assets

Vectra Co. 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Chemicals, Plastics & Rubber	(8)(14)	Junior Secured Loan — Initial Loan (Second Lien) 7.4% Cash, 1 Month Libor (0.10%) + 7.25%, Due 3/26	12/18/2019	400,000	358,955	392,668	0.1%

VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)	Senior Secured Loan — Revolver 6.8% Cash, 3 Month Libor (0.25%) + 6.50%; Libor Floor 0.25%, Due 12/21	6/9/2021	1,536,097	1,440,454	1,530,106	0.6%

VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)	Senior Secured Loan — First Lien Term Loan 8.3% Cash, 3 Month Libor (0.25%) + 8.00%; Libor Floor 0.25%, Due 3/22	6/9/2021	2,800,000	2,452,348	2,595,880	1.0%

WireCo WorldGroup Inc. 120 South Central Ave., Suite 200, St. Louis, MO 63105 Capital Equipment	(8)(14)	Junior Secured Loan — Initial Term Loan (Second Lien) 10.0% Cash, 6 Month Libor (1.00%) + 9.00%; Libor Floor 1.00%, Due 9/24	8/9/2016	2,777,778	2,760,833	2,694,444	1.0%

Wonder Love, Inc. 50 Tice Blvd Woodcliff Lake, NJ 07677 Media: Diversified & Production	(8)(13)(14)(21)	Senior Secured Loan — Term Loan 6.0% Cash, 3 Month Libor (1.00%) + 5.00%; Libor Floor 1.00%, Due 11/24	11/18/2019	2,550,000	2,515,516	2,550,000	0.9%

Zest Acquisition Corp. 100 N. Spulveda Boulevard, 12th Floor, El Segundo, CA 90245 Healthcare, Education and Childcare	(8)(13)(14)(18)	Junior Secured Loan — Initial Term Loan (Second Lien) 8.5% Cash, 1 Month Libor (1.00%) + 7.50%; Libor Floor 1.00%, Due 3/26	3/8/2018	3,500,000	3,486,780	3,430,000	1.3%

Total Investment in Debt Securities (156% of net asset value at fair value)				449,562,516	$410,719,636	$419,647,553	156.2%

Equity Securities Portfolio

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/Par /Shares	Cost	Fair Value[2]	% of Net Assets
4L Ultimate Topco Corporation 4200 Columbus Street Ottawa, IL 61350 Electronics	(8)(13)(19)	Common	5/29/2020	321	$29,416	$29,275	0.0%

AAPC Holdings, LLC 2222 Sedwick Drive Durham, NC 27713 Healthcare & Pharmaceuticals	(8)(13)(21)(22)	Class A Preferred Units	6/27/2019	5,500,000	5,500,000	5,500,000	2.0%

Advantage Capital Holdings LLC 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Banking, Finance, Insurance & Real Estate	(8)(13)(19)(22)	Class A Membership Units	2/14/2020	628	—	—	0.0%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Class A	9/9/2019	263	46,371	20,893	0.0%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Class B	9/9/2019	46	—	—	0.0%

Anthem Sports & Entertainment Inc. 8 Centennial Drive Peabody, MA 01960 Media: Broadcasting & Subscription	(8)(13)(19)(21)	Warrant Common Stock	9/9/2019	859	—	—	0.0%

ATP Oil & Gas Corporation 4600 Post Oak Place, Suite 100, Houston, TX, 77027 Energy: Oil & Gas	(8)(12)(13)(19)	Limited Term Royalty Interest	12/18/2019	1,335,378	1,335,378	2,273,401	0.8%

BMP Slappey Holdco, LLC 4260 Cahaba Heights Court, Suite 100, Birmingham, AL 35243 Telecommunications	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	200,000	466,949	471,552	0.2%

BMP Slappey Holdco, LLC 4260 Cahaba Heights Court, Suite 100, Birmingham, AL 35243 Telecommunications	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	88,946	207,666	209,713	0.1%

Brite Media LLC 475 14th Street, Suite 200, Oakland, CA 94612 Media: Advertising, Printing & Publishing	(8)(13)(19)	Common Stock	6/9/2021	139	150,026	171,000	0.1%

Centric Brands Inc. 150 Verona Street, Rochester, NY 14608 Machinery (Non-Agrclt/Constr/Electr)	(8)(13)(19)	Common	10/28/2020	36,342	—	33,398	0.0%

Coastal Screen and Rail, LLC 1127 Poinsettia Dr., Delray Beach, FL 33444 Construction & Building	(8)(13)(19)(25)	Preferred Stock	6/9/2021	150,000	418,387	448,000	0.2%

eInstruction Acquisition, LLC 255 W Federal St, Youngstown, OH 44503 Services: Business	(8)(13)(19)	Membership Units	7/2/2007	1,076	1,079,617	1,000	0.0%

EJF Investments Ltd. 399 Park Ave, New York, NY 10043 Services: Business	(3)(19)	Preferred Equity	6/17/2020	1,000,000	1,256,272	1,549,296	0.6%

Emtec, Inc. 555 East Lancaster Ave., Suite 510 Radnor, PA 19087 Services: Business	(8)(13)(19)	Class A Preferred Units	10/28/2020	319,357	—	—	0.0%

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/Par /Shares	Cost	Fair Value[2]	% of Net Assets

Flight Lease VII 324 Datura Street, Suite 252, West Palm Beach, FL 33401 Aerospace and Defense	(8)(13)(16)(19)(26)	Common Stock	6/9/2021	1,938	280,170	300,000	0.1%

Flight Lease XII 324 Datura Street, Suite 252, West Palm Beach, FL 33401 Aerospace and Defense	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	1,000	529,787	567,285	0.2%

Oneida Group, Inc. 519 N. Pierce Avenue Lancaster, OH 43130 Consumer goods: Durable	(8)(13)(19)	Common	10/28/2020	1,085,565	345,834	2,030,007	0.8%

FP WRCA Coinvestment Fund VII, Ltd. 2400 W75th St., Prairie Village, KS 66208 Capital Equipment	(3)(13)(19)	Class A Shares	2/2/2007	1,500,000	1,500,000	443,550	0.2%

Fusion Connect, Inc. 420 Lexington Ave., Suite 1718 New York, NY 10170 Telecommunications	(8)(13)(19)	Common	10/28/2020	121,871	865,853	816,536	0.3%

GIG Rooster Holdings I, LLC 16285 Park Ten Place, Suite 120 Houston, TX 77084 Energy: Oil & Gas	(8)(13)(18)(19)	Common	10/28/2020	99	—	79,200	0.0%

KC Engineering & Construction Services, LLC 4921 Memorial Highway, Suite 300, Tampa, FL 33634 Environmental Industries	(8)(13)(19)(25)	Common Stock	6/9/2021	131,081	4,314,740	4,620,137	1.7%

Kleen-Tech Acquisition, LLC 7100 Broadway, Suite 6-L, Denver, CO 80221 Services: Business	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	250,000	1,264,409	1,353,904	0.5%

New Millennium Holdco, Inc. (Millennium Health, LLC) 16981 Via Tazon, San Diego, CA 92127 Healthcare & Pharmaceuticals	(8)(13)(19)	Common	10/7/2014	29,699	1,953,299	1,000	0.0%

Northeast Metal Works LLC 410 John Downey Drive, New Britain, CT 06051 Metals & Mining	(8)(13)(18)(19)(25)	Preferred Stock	6/9/2021	2,368	—	—	0.0%

Ohene Holdings B.V. Gustav Mahlerplein 23 A Symp 5th, Amsterdam, 1082MS Services: Business	(3)(13)(19)	Warrants	3/31/2019	4	—	—	0.0%

Prosper Marketplace P.O. Box 396081 San Francisco, CA 94139 Consumer goods: Durable	(6)(8)(13)(19)	Class B Preferred Units	10/28/2020	912,865	278,865	264,731	0.1%

Roscoe Investors, LLC 21973 Commerce Parkway, Strongsville, OH 44149 Healthcare & Pharmaceuticals	(8)(13)(19)	Class A Units	3/26/2014	10,000	1,000,000	454,000	0.2%

Safety Services Holdings Corporation, 2626 S Roosevelt St, Suite 2 , Tempe, AZ 85282 Services: Business	(8)(13)(19)	Preferred Stock	6/9/2021	100,000	43,334	50,000	0.0%

Surge Busy Bee Holdings LLC 100 Crescent CT Suite 7061, Dallas, Texas 75201 Services: Business	(8)(13)(19)(25)	Warrants	6/9/2021	105	62,571	—	0.0%

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Quantity/Par /Shares	Cost	Fair Value[2]	% of Net Assets

Surge Hippodrome Holdings LLC 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	176	357,029	270,000	0.1%

Surge Hippodrome Holdings LLC 1919 McKinney Avenue, Suite 2001, Dallas, Texas 75201 Services: Business	(8)(13)(18)(19)(25)	Warrants	6/9/2021	10	159,322	160,000	0.1%

Tank Partners Equipment Holdings LLC 3865 W 2400 S West Valley City, UT 84120-7212 Energy: Oil & Gas	(8)(9)(13)(16)(19)	Class A Units	8/28/2014	49,000	6,228,000	—	0.0%

TRSO II, Inc. One Embarcadero Center, 39th Floor, San Francisco, CA 94111 Energy: Oil & Gas	(8)(13)(19)	Common Stock	12/24/2012	1,228	420,289	—	0.0%

VTK Acquisition, Inc. 751 Summit Avenue, Mankato, MN 56001 Capital Equipment	(8)(13)(18)(19)(25)	Common Stock	6/9/2021	90	250,957	268,722	0.1%

World Business Lenders, LLC 101 Hudson Street, 33rd Floor, Jersey City, NJ 07302 Banking, Finance, Insurance & Real Estate	(13)(19)	Common Stock	6/9/2021	49,209	—	—	0.0%

Total Investment in Equity Securities (8% of net asset value at fair value)				12,879,663	$30,344,541	$22,386,600	8.3%

CLO Fund Securities

Portfolio Company		Investment[15,11]	Initial Acquisition Date	Percentage Ownership	Amortized Cost	Fair Value[2]	% of Net Assets
Catamaran CLO 2013- 1 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.0%, 1/28 maturity	6/4/2013	23.3%	5,766,803	3,198,642	1.2%

Catamaran CLO 2014-1 Ltd. 655 Broad Street 8th Floor Newark, NJ 07102 United States	(3)(13)	Subordinated Securities, effective interest 5.5%, 4/30 maturity	5/6/2014	22.2%	9,735,921	5,435,075	2.0%

Dryden 30 Senior Loan Fund Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 20.5%, 11/28 maturity	10/10/2013	6.8%	1,138,560	1,305,200	0.5%

Catamaran CLO 2014-2 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(7)(13)	Subordinated Securities, effective interest 0.0%, 10/26 maturity	8/15/2014	24.9%	6,065,598	—	0.0%

Catamaran CLO 2015-1 Ltd. Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.7%, 4/27 maturity	5/5/2015	9.9%	3,012,589	477,373	0.2%

Catamaran CLO 2018-1 Ltd Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Ky1-1102 Cayman Islands	(3)(13)	Subordinated Securities, effective interest 8.7%, 10/31 maturity	9/27/2018	24.8%	8,842,357	6,648,000	2.5%

Total Investment in CLO Fund Securities (6% of net asset value at fair value)					$34,561,828	$17,064,290	6.4%

Asset Manager Affiliates

Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value[2]	% of Net Assets
Asset Manager Affiliates 650 Madison Ave FL23, New York, NY 10022	Asset Management Company	12/11/2006	100%	$17,791,230	$—	0.0%

Total Investment in Asset Manager Affiliates (0% of net asset value at fair value)				$17,791,230	$—	0.0%

Derivatives

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Cost	Fair Value[2]	% of Net Assets
Advantage Capital Holdings Holdings LLC. 415 Bedford Road—Suite 102, Pleasantville, NY, 10570 Banking, Finance, Insurance & Real Estate	(13)(21)(22)	Securities Swap and Option Agreement	9/30/2019	$—	$(1,808,195)	-0.7%

HDNet Holdco LLC 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(13)(21)(22)	Call Option	9/9/2019	30,609	5,520	0.0%

Total Derivatives (0% of net asset value at fair value)				$30,609	$(1,802,675)	-0.7%

Joint Ventures

Portfolio Company / Principal Business		Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value[2]	% of Net Assets
KCAP Freedom 3 LLC 650 Madison Ave FL23, New York, NY 10022	(9)(13)(16)	Joint Venture	7/19/2017	60%	$27,414,858	$22,422,334	8.3%
BCP Great Lakes Holdings LP 650 Madison Ave FL23, New York, NY 10022 Limited Partnership	(10)(17)(18)(23)	Joint Venture	12/11/2018	24%	38,647,542	38,647,542	14.4%

Total Investment in Joint Ventures (23% of net asset value at fair value)					$66,062,400	$61,069,876	22.7%

Total Investments[4]					$559,510,244	$518,365,644	22.7%

[1]

A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each June 30, 2021 loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at June 30, 2021. As noted in the table above 71.8% (based on par) of debt securities contain floors which range between 0.25% and 2.25%.

[2]	Reflects the fair market value of all investments as of June 30, 2021 as determined by the Company’s Board of Directors.
[3]	Non-U.S. company or principal place of business outside the U.S.
[4]

The aggregate cost of investments for federal income tax purposes is approximately $586 million. The aggregate gross unrealized appreciation is approximately $54 million, the aggregate gross unrealized depreciation is approximately $121 million, and the net unrealized depreciation is approximately $68 million.

[5]	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
[6]

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

[7]	During the second quarter of 2020, the Company was notified that this CLO Fund security will cease making distributions to the Company.
[8]	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Qualifying assets represent approximately 86.6% of the total assets at June 30, 2021.
[9]

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

[10]	Non-voting.
[11]

CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.

[12]

This investment is on non-accrual status and receives a 5% royalty interest on oil being produced on certain fields. All production payments received are being applied to the cost basis and are considered return of capital.

[13]	Fair value of this investment was determined using significant unobservable inputs.
[14]	As of June 30, 2021, is investment is pledged to secure the Company’s debt obligations.
[15]

The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities’’ under the Securities Act of 1933.

[16]

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

[17]	Ownership of LP interest held through the holding company BCP Great Lakes Fund, L.P, a non-U.S. company or principal place of business outside the U.S.
[18]

Under the 1940 Act, the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company as the Company owns at least 5% but no more than 25% of the portfolio company’s outstanding voting securities or is under common control with such portfolio company. Other than for purpose of the 1940 Act, the Company does not believe it has control over this portfolio company.

[19]	Non-income producing.
[20]

In addition to the stated interest rate of this security, which is the amount disclosed in this schedule, the Company is entitled to receive additional interest as a result of an arrangement with other lenders in the syndication, whereby the “first out” tranche will have priority over the Company’s “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder from the borrower. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

[21]	Represents co-investment made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received.
[22]	Information related to the Company’s derivatives is presented below as of June 30, 2021:

Description	Payments made	Payments received	Counterparty	Maturity date	Notional amount	Value	Upfront payments/ receipts	Unrealized gain (loss)
Securities Swap and Option Agreement	18% PIK	16% Cash	Advantage Capital Holdings LLC.	9/15/24	$5,500,000	$(1,808,195)	$—	$(1,808,195)

Description	Counterparty	Number of shares	Notional amount	Exercise price	Expiration date	Value
Call option	HDNet Holdco LLC	0.2	$7,656	$0.01	N/A	$5,520

[23]

Debt security has an unfunded commitment in addition to the amounts shown in the Consolidated Schedule of Investments. See Note 8 for additional information on the Company’s commitments and contingencies.

[24]	The cash coupon and/or PIK coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.
[25]	This investment is owned by HCAP Equity Holdings, LLC, one of the Company’s taxable blocker subsidiaries.
[26]

This is an equity investment that receives a cash flow stream based on lease payments received by Flight Lease VII, LLC. Flight Lease VII, LLC owns an aircraft that was leased to one lessee. The lessee had been in arrears on its lease payments and in June of 2018, Flight Lease VII, LLC terminated the lease. As a result of the cessation of cash flows, future payments on this equity investment will resume only if Flight Lease VII, LLC is successful in obtaining a new lessee or sells the aircraft.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and “Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Director and Executive Officer Information,”“Director Compensation,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the Company’s Definitive Proxy on Schedule 14A are incorporated herein by reference.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of Sierra Crest and our investment team (the “PTMN Investment Team”). All investment decisions require the majority approval of the PTMN investment committee (the “PTMN Investment Committee”). The PTMN Investment Team sources, identifies and diligences investment opportunities and presents the opportunity to the PTMN Investment Committee for approval. The PTMN Investment Committee is currently comprised of three members of BC Partners Credit (“BCP Credit”) (Ted Goldthorpe, Matthias Ederer and Henry Wang), and one member of BCP PE, or BC Partners Private Equity, Raymond Svider. The PTMN Investment Committee meets regularly to review the opportunities presented by the PTMN Investment Team. Follow-on investments in existing portfolio companies may require the PTMN Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the PTMN Investment Committee. Our Board, including a majority of the Independent Directors, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to Sierra Crest.

None of Sierra Crest’s investment professionals receive any direct compensation from us in connection with the management of our portfolio.

The following individuals (the “PTMN Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Ted Goldthorpe, Matthias Ederer Henry Wang, Raymond Svider, and Patrick Schafer. Mr. Schafer is our Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.

Biographical information regarding senior members of the PTMN Portfolio Managers who are not directors or executive officers is as follows:

Matthias Ederer

Mr. Ederer is a founding partner of BCP Credit, having previously been a partner and founding team member of Wingspan Investment Management, which he joined in 2013. Prior to Wingspan, he spent seven years in Goldman Sachs’ Special Situations Group and Bank Loan Distressed Investing Group in New York and London.

Raymond Svider

Mr. Svider is a Partner and Chairman of BC Partners. He joined BC Partners in Paris in 1992 before moving to the London office in 2000 to lead its investments in the technology and telecoms industries. Mr. Svider then relocated to New York in 2008. Previously, Mr. Svider worked in investment banking at Wasserstein Perella in New York and Paris, and at the Boston Consulting Group in Chicago.

Henry Wang

Mr. Wang is a founding partner of BCP Credit, having formerly been a Partner at Stonerise Capital Partners where he spent over five years. Previously, he worked for over seven years at Goldman Sachs in its Special Situations Group and Investment Banking Division. Mr. Wang also worked for Vulcan Capital (Paul Allen’s investment firm, co-founder of Microsoft) and Thomas Weisel Partners.

Material conflicts of interest that may arise in connection with the PTMN Portfolio Managers’ management of our investments, on the one hand, and the investments of the other accounts managed by Sierra Crest and its affiliates, on the other. See “Risk Factors—Risks related to our business—There may be conflicts of interest related to obligations that Sierra Crest’s senior management and investment team has to other clients” in our Annual Report on Form 10-K for the year ended December 31, 2020 incorporated by reference herein.

Equity Securities

The dollar range of equity securities in us beneficially owned at June 30, 2021 by each portfolio manager is as follows:

Name	Dollar Range of Equity Securities in PTMN(1)
Matthias Ederer	None
Ted Goldthorpe	$100,001—$500,000
Patrick Schafer	$100,001—$500,000
Raymond Svider	None
Henry Wang	None

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2020.

Name of PTMN Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)(1)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)(2)
Matthias Ederer	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Ted Goldthorpe	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Patrick Schafer	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	—	—	—	—
Raymond Svider	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911
Henry Wang	Registered Investment Companies	2	$369	2	$369
	Other Pooled Investment Vehicles	5	$1,444	5	$1,444
	Other Accounts	5	$1,007	4	$911

(1)	Total Other Assets as defined by BCP, which includes undrawn commitments.
(2)	Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.

Compensation

BCP’s financial arrangements with the portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

Base Compensation: Generally, the portfolio managers receive base compensation based on their position with the firm that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation: The PTMN Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus: Generally, a PTMN Portfolio Manager receives an annual bonus based on the performance of BCP, the performance of the PTMN Portfolio Manager’s group within BCP and the individual’s performance, achievement of certain internal objectives and contribution to the overall performance of these portfolios and BCP as a whole.

•	Carried Interest: Generally, a PTMN Portfolio Manager receives carried interests with respect to the BCP-advised funds, subject to standard terms and conditions, including vesting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 24, 2021, there were 9,115,291 shares of our Common Stock outstanding.

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of the date of this proxy statement/prospectus, information with respect to the beneficial ownership of our Common Stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our Common Stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 9,115,291 shares of our Common Stock outstanding as of September 24, 2021.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Portman Ridge, 650 Madison Avenue, 23rd Floor, New York, New York 10022.

Name and Address	Number of Shares	Percentage of Class
Directors and Executive Officers:

Independent Directors
Alexander Duka	1,000	*
George Grunebaum	—	—
Christopher Lacovara(1)	21,263	*
Dean C. Kehler(2)	167,400	1.8%
Robert Warshauer	2,000	*
Matthew Westwood	4,326	*
Joseph Morea	1,821	*

Non-Independent Directors
Ted Goldthorpe	9,765	*

Executive Officers
Jason T. Roos	—	—
David Held	—	—
Patrick Schafer	4,950	*
Directors and Executive Officers as a Group (11 persons)	212,525	2.3%

5% Holders
Sarpa Holdings LLC(3)	559,868	6.1%
Silver Creek Capital Management(4)	384,687	5.1%

*	Less than 1%.
(1)	Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and

KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT entities except to the extent of their respective pecuniary interests therein.
(2)

Includes 180,000 (as adjusted for the reverse stock split) shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to PTMN on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 72,500 (as adjusted for the reverse stock split) of such shares which were delivered at the closing of the transaction.

(3)	As reported on a Schedule 13G filed by Sarpa Holdings LLC (“Sarpa”) on February 17, 2021. The principal address of Sarpa is 1870 Ogden Drive, Burlingame, CA 94010.
(4)

As reported on a Schedule 13G filed by Silver Creek Capital Management LLC (“Silver Creek”) on February 18, 2021. The principal address of Silver Creek is 1301 Fifth Avenue, 40th Floor, Seattle, Washington 98101.

The following table sets forth the dollar range of PTMN’s equity securities beneficially owned by each of our directors as of September 24, 2021. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities($)(1)(2)
Independent Directors
Alexander Duka	$10,001-$50,000
George Grunebaum	None
Christopher Lacovara	>$100,000
Dean C. Kehler	>$100,000
Robert Warshauer	$10,001-$50,000

Non-Independent Directors
Ted Goldthorpe	>$100,000
Matthew Westwood(3)	>$100,000
Joseph Morea(4)	$10,001-$50,000

(1)

Based on the closing price of our Common Stock on Nasdaq on September 24, 2021 of $24.17. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	Mr. Westwood joined the Board on October, 26, 2020.
(4)	Mr. Morea joined the Board on October, 26, 2020.

[The following table sets forth the dollar range of equity interests beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2020 in other funds managed by the Adviser or its affiliates.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	Over $ 100,000

Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Lending Corporation	Common Stock	Over $ 100,000

George Grunebaum	George Grunebaum	BC Partners Lending Corporation	Common Stock	Over $ 100,000

Robert Warshauer	Robert Warshauer	BC Partners Lending Corporation	Common Stock	Over $ 100,000

Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LLP	Limited Partnership	Over $ 100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.]

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our Certificate of Incorporation and our Bylaws. This summary may not contain all of the information that is important to you, and we refer you to the DGCL and our Certificate of Incorporation and our Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 20,000,000 shares of our Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share. Our Common Stock is traded on Nasdaq under the ticker symbol “PTMN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our Stockholders generally are not personally liable for its debts or obligations.

The following are our outstanding classes of securities as of September 24, 2021:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by PTMN or for PTMN’s Account	Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	20,000,000	168,303	9,115,291
Preferred Stock	5,000,000	—	—

Common Stock

Under the terms of our Certificate of Incorporation, all shares of our Common Stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to our Stockholders if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of capital stock or (ii) as may be required by the 1940 Act if we fails to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, or any other matter, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Preferred Stock

In addition to shares of common stock, our Certificate of Incorporation authorizes the issuance of preferred stock. Under the terms of our Certificate of Incorporation, our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our Common Stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200% (or the 150% asset coverage ratio effective as of March 29, 2019) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that we may issue, our Board will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by our Board, provided that no series will have preference or priority over any other series upon the distribution of our assets or in respect of payment of interest or dividends.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our Certificate of Incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person will have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our Stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our Certificate of Incorporation also provides that our directors will not be personally liable to us or our Stockholders for monetary damages for breaches of their fiduciary duty as directors, except for (i) any breach of their duty of loyalty to us or our Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for authorization of illegal dividends or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law will not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our Certificate of Incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Anti-Takeover Law

We are subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our Certificate of Incorporation and our Bylaws provide that:

•	Our Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•

subject to the requirements of the 1940 Act, any vacancy on our Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our Certificate of Incorporation and our Bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, Chairman of the Board of Directors or Chief Executive Officer.

Our Bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our Common Stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our Certificate of Incorporation and our Bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock then outstanding and entitled to vote is required to amend or repeal any of the provisions of our Bylaws. Similarly, our Certificate of Incorporation provides that the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to our Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our Continuing Directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. “Continuing Directors” is defined in our Certificate of Incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our Certificate of Incorporation or our Bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders.

Election of Directors

According to our Certificate of Incorporation, at every annual or special meeting of our stockholders, each record holder of our Common Stock will be entitled to cast one (1) vote for each share of our Common Stock standing in such holder’s name on our stock transfer records for the election of directors and on matters submitted to a vote of our stockholders.

Classified Board of Directors

According to our Certificate of Incorporation, on the first date that we have more than twenty stockholders of record, our Board of Directors will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible and no class will include less than one director. The term of office of directors of one class will expire at each annual meeting of stockholders, and in all cases as to each director when such director’s successor will be elected and will qualify or upon such director’s earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors will be apportioned among the classes as equally as possible by our Board of Directors. In the event of any decrease in the number of directors, all classes of directors will be decreased equally as nearly as possible by our Board of Directors. In all cases as to each director when such director’s successor will be elected and will qualify or upon such director’s earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders, beginning with the annual meeting of stockholders in 2007, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of election.

Number of Directors; Removal; Vacancies

According to our Certificate of Incorporation, the number of our directors will be fixed from time to time by, or in the manner provided in, our Bylaws, but will never be less than the minimum number required by the 1940 Act. Our Bylaws state the number of directors which will constitute the Board of Directors will initially be seven (7) but may be increased or decreased from time to time by the Board of Directors; provided, however, that (i) the number of directors will not be fewer than five (5) or greater than eleven (11) and (ii) no decrease in the number of directors will shorten the term of any incumbent director. Except as otherwise provided by our Bylaws or the Certificate of Incorporation, the directors will be elected at the annual meeting of stockholders.

According to our Certificate of Incorporation, subject to the rights of the shares of any series of Preferred Stock then outstanding, any director may be removed from office at any time, but only for cause, at a meeting called for that purpose, and only by the affirmative vote of the holders of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

According to our Certificate of Incorporation, our Board of Directors is expressly authorized to change the number of directors in any or all of the classes without the consent of the stockholders. Subject to the applicable requirements of the 1940 Act and the rights of the shares of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies on our Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may only be filled by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor has been elected and has qualified.

Our Bylaws state any director may resign at any time by giving notice in writing or by electronic transmission of his resignation to us. Any such resignation will take effect at the time specified therein or, if the time when it will become effective will not be specified therein, immediately upon our receipt. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective. Newly created directorships resulting from any increase in the number of directors or any vacancies in our Board of Directors resulting from death, resignation, retirement, disqualification, removal or any other cause will be filled as provided in the Certificate of Incorporation. Any director may be removed as provided in the Certificate of Incorporation.

Action by Stockholders

According to our Certificate of Incorporation, any action required or permitted to be taken by our stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by written consent of our stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws state that except as required by law, only persons who are nominated in accordance with the following procedures will be eligible for election as directors of us. Nominations of persons for election to our Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as provided under Section 3 of Article II of our Bylaws (a) by or at the direction of our Board of Directors (or any duly authorized committee thereof) (subject to Section 13 of Article III of our Bylaws) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in Article II Section 11 of our Bylaws and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in Section 11 of our Bylaws.

Our Bylaws also state that except as required by applicable law, no business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any of our stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in Article II Section 12 of our Bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in Article II, Section 12 of our Bylaws.

Stockholder Meetings

Our Bylaws state that all meetings of the stockholders for the election of directors or for any other purpose will be held at any such place, either within or outside the State of Delaware, as will be designated from time to time by our Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

An annual meeting of stockholders will be held each year and stated in a notice of meeting or in a duly executed waiver thereof. The date, time and place of such meeting will be determined by our Chief Executive Officer; provided that if the Chief Executive Officer does not act, our Board of Directors will determine the date, time, and place of such meeting. At such annual meeting, the stockholders will elect, by a plurality vote, the directors whose term expires at such annual meeting and transact such other business as may properly be brought before the meeting.

Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, time and place of the meeting (and, in the case of a special meeting, the purpose or purposes for which the meeting is called) will be given to each stockholder of record entitled to vote there at not less than ten nor more than 60 days before the date of the meeting. Business transacted at any special meeting of stockholders will be limited to such matter(s) brought before the meeting by or at the direction of our Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer, as applicable, and stated in the notice. Notice will be given personally or by mail and, if by mail, will be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on our records. Notice by mail will be deemed given at the time when the same will be deposited in the United States mail, postage prepaid. Notice of any meeting will not be required to be given to any person (a) who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting (at the beginning of the meeting) to the transaction of any business because the meeting is not lawfully called or convened, or (b) who (either before or after the meeting) will submit a signed written waiver of notice thereof either in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

Calling of Special Meetings of Stockholders

Our Bylaws state that special meetings of stockholders may be called for any purpose by our Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer and may be held on such date and at such time and place, either within or outside the State of Delaware, as will be stated in a notice of meeting or in a duly executed waiver of notice thereof.

Conflict with the 1940 Act

According to our Certificate of Incorporation, in the event that any provision of our Certificate of Incorporation is or becomes inconsistent with any provision of the General Corporation Law of the State of Delaware, the 1940 Act or any other applicable law, the provision of our Certificate of Incorporation will not be given any effect to the extent of such inconsistency but will otherwise be given full force and effect.

DIVIDEND REINVESTMENT PLAN

The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December  31, 2020 is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our Common Stock, American Stock Transfer & Trust Company, acts as PTMN’s transfer agent, dividend paying and reinvestment agent for PTMN Common Stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, PTMN’s trustee under an indenture and the third supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of PTMN’s trustee is One Federal Street, 10th Floor, Boston, MA 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, we generally do not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP.

EXPERTS

[The consolidated financial statements of Portman Ridge Finance Corporation appearing in Portman Ridge Finance Corporation’s Annual Report (Form 10-K) for the year ended December 31, 2020, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of PTMN and its consolidated subsidiaries for the year ended December 31, 2018 appearing in PTMN’s Annual Report on Form 10-K for the year ended December 31, 2020 have been audited by Ernst & Young LLP, independent registered public accounting firm, located at 5 Times Square, New York, NY 10036, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Harvest Capital Credit Corporation (“HCAP”) at December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, incorporated by reference into this prospectus, have been audited by RSM US LLP located at 151 W 42nd Street, 19th Floor, New York, NY 10036, as set forth in their report therein. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of HCAP for the year ended December 31, 2018 incorporated in this prospectus by reference have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 405 Howard Street, Suite 600, San Francisco, CA 94105, given on the authority of such firm as experts in accounting and auditing.]

WHERE YOU CAN FIND MORE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http:// www.sec.gov. Our Internet address is http://www.portmanridge.com. We make available free of charge on our Internet website our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 11, 2021;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 6, 2021 and for the quarter ended June 30, 2021 filed with the SEC on August 5, 2021;

•

our Current Reports on Form 8-K (other than information furnished rather than filed) filed on January  11, 2021, January 12, 2021, March  16, 2021, May 3, 2021, May  12, 2021, June 8, 2021, June  10, 2021, June 24, 2021, July  6, 2021, July 21, 2021, August  23, 2021 and August 26, 2021; and

•	our Definitive Proxy on Schedule 14A filed on April 23, 2021.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

AVAILABLE INFORMATION

You may obtain copies of these documents, at no cost to you, from our website at www.portmanridge.com, or by writing us at the following address:

Portman Ridge Finance Corporation

650 Madison Avenue

23rd Floor

New York, NY 10022

Attention: Secretary

PART C

OTHER INFORMATION

Item 15. Indemnification.

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 of the DGCL (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We have obtained liability insurance for our directors and officers. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue”.

Item 16. Exhibits.

(2) Exhibits

(1)(a)	Form of Certificate of Incorporation of the Company (incorporated by reference to Exhibit A of the Pre-Effective Amendment No. 1 on Form N-2 filed on October 6, 2006).

(1)(b)	Certificate of Amendment (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed April 2, 2019).

(1)(c)	Certificate of Amendment to Certificate of Incorporation of Portman Ridge Finance Corporation (the Reverse Stock Split Certificate of Amendment) (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed August 26, 2021).

(1)(d)	Certificate of Amendment to Certificate of Incorporation of Portman Ridge Finance Corporation (the decrease Shares Certificate of Amendment) (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K filed August 26, 2021).

(2)	Third Amended and Restated Bylaws of Portman Ridge Finance Corporation, dated as of July 20, 2021 (previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on July 21, 2017 and herein incorporated by reference).

(3)	Not applicable

(4)	Not applicable.

(5)(a)	Form of Base Indenture between the Company and U.S. Bank National Association (incorporated by reference to Exhibit D.3 of the Registration Statement in Form N-2 filed on October 3, 2012).

(5)(b)	Third Supplemental Indenture, dated as of April 30, 2021, relating to the 4.875% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 3, 2021).

(5)(c)	Form of 4.875% Notes due 2026 (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on May 3, 2021 and herein incorporated by reference).

(5)(d)	Registration Rights Agreement, dated as of April 30, 2021, by and among the Company and the Purchasers (as defined therein) (previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 3, 2021 and herein incorporated by reference).

(5)(e)	Registration Rights Agreement, dated as of June 23, 2021, by and among the Company and the Purchasers (as defined therein) (previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on June 24, 2021 and herein incorporated by reference).

(6)(a)	Investment Advisory Agreement, dated April 1, 2019, by and between the Company and Sierra Crest Investment Management LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on April 2, 2019).

(6)(b)	Incentive Fee Letter Agreement, dated April 1, 2019, by and between the Company and BC Partners Management LLC (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed on April 2, 2019).

(6)(c)	Administration Agreement, dated April 1, 2019, by and between the Company and BC Partners Management LLC (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed on April 2, 2019).

(7)	Not applicable

(8)	Not applicable

(9)	Form of Custodian Agreement (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714)).

(10)	Not applicable

(11)	Opinion of Dechert LLP.*

13(a)	Loan and Security Agreement dated as of December 18, 2019 among Great Lakes Portman Ridge Funding LLC, The Lenders Party Hereto, The Collateral Administrator, Collateral Agent ad Securities Intermediary Party Hereto, JPMorgan Chase Bank, National Association, as Administrative Agent and Portman Ridge Finance Corporation, as Portfolio Manager (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on December 23, 2019).

14(a)	Consent of KPMG LLP (Portman Ridge Finance Corporation).**

(14)(b)	Consent of Ernst & Young LLP (Portman Ridge Finance Corporation)**

(14)(c)	Consent of RSM US LLP (Harvest Capital Credit Corporation)**

(14)(d)	Consent of PricewaterhouseCoopers LLP (Harvest Capital Credit Corporation)**

(14)(e)	Report of Ernst & Young LLP regarding the senior securities table contained herein (Portman Ridge Finance Corporation)**

(15)	Not applicable

(16)	Power of Attorney*

(17)(a)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to exhibit D.3 included in the Registration Statement on Form N-2, as filed on June 8, 2017 (File No. 333-218596).

(17)(b)	Form of Letter of Transmittal*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 5th day of October, 2021.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Edward Goldthorpe
Name:	Edward Goldthorpe
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	/s/ Edward Goldthorpe	President, Chief Executive Officer and Director (Principal Executive Officer)	October 5, 2021
Edward Goldthorpe

	/s/ Jason Roos	Chief Financial Officer and Treasurer (Principal Financial and Principal Accounting Officer)	October 5, 2021
Jason Roos

	*	Independent Director	October 5, 2021
Alexander Duka

	*	Independent Director	October 5, 2021
George Grunebaum

	*	Independent Director	October 5, 2021
Christopher Lacovara

	*	Independent Director	October 5, 2021
Dean C. Kehler

	*	Independent Director	October 5, 2021
Robert Warshauer

	*	Independent Director	October 5, 2021
Matthew Westwood

	*	Independent Director	October 5, 2021
Joseph Morea

*By:	/s/ Jason Roos
Name: Jason Roos
Title: Attorney-in-fact